UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 18, 2006

AMERICAN POWER CONVERSION CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	1-12432	04-2722013
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

132 Fairgrounds Road, West Kingston, Rhode Island 02892

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  401-789-5735

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)          Not applicable.

(b)         On April 18, 2006, John F. Keane, Sr., a current Director of American Power Conversion Corporation (the “Corporation”), informed the Board of Directors that he does not intend to stand for re-election as a Director of the Corporation when his term expires at the 2006 Annual Meeting of Shareholders to be held on June 8, 2006. Mr. Keane has not notified the Board of Directors of any disagreements with the Board of Directors or management regarding the Corporation’s operations, policies or practices.

(c)          Not applicable.

Item 9.01 Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN POWER CONVERSION
CORPORATION

Dated: April 19, 2006	By:	/s/ Jeffrey J. Giguere
Jeffrey J. Giguere,
Vice President & General Counsel